UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 31, 2021

THE ALKALINE WATER COMPANY INC.

Exact name of registrant as specified in its charter)

Nevada	001-38754	EIN 99-0367049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8541 E. Anderson Drive, Suite 100/101
Scottsdale, Arizona  85255
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (480) 656-2423

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	WTER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              [  ]

Item 3.02 Unregistered Sales of Equity Securities

On March 31, 2021, we granted an aggregate of 1,990,000 stock options to certain directors, officers, consultants and employees for the purchase of up to 1,990,000 shares of our common stock pursuant to our 2020 Equity Incentive Plan. Each stock option is exercisable at a price of US$1.90 per share until March 31, 2021.

Of these stock options, 1,060,000 vest as to 50% on the grant date and 50% on the one year anniversary of the grant date and 930,000 vest as to 50% on each anniversary of the grant date.

We granted the stock options to 26 U.S. Persons and 2 non U.S. Persons (as that term is defined in Regulation S of the Securities Act of 1933) and in issuing securities we relied on the registration exemption provided for in Regulation S and/or Section 4(a)(2) of the Securities Act of 1933.

On March 31, 2021, we granted an aggregate of 565,000 restricted awards to certain directors, officers, consultants and employees for the purchase of up to 565,000 shares of our common stock pursuant to our 2020 Equity Incentive Plan. Each restricted award is exercisable at a price of US$1.09 per share and 100% vest on the one year anniversary date of the grant.

We granted the restricted awards to 6 U.S. Persons and 1 non U.S. Person (as that term is defined in Regulation S of the Securities Act of 1933) and in issuing securities we relied on the registration exemption provided for in Regulation S and/or Section 4(a)(2) of the Securities Act of 1933.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2021, we granted 250,000 stock options to Richard A. Wright, our president, chief executive officer and director, and 200,000 stock options to David A. Guarino, our chief financial officer, secretary, treasurer and director. The stock options are exercisable at the exercise price of US$1.09 per share until March 31, 2031.  The stock options vest as to 50% on the date of grant and 50% on the one year anniversary of the date of grant.

On March 31, 2021, we granted 150,000 restricted awards to Richard A. Wright, our president, chief executive officer and director, and 100,000 stock options to David A. Guarino, our chief financial officer, secretary, treasurer and director. The restricted awards are exercisable at the exercise price of US$1.09 per share.  The restricted awards vest as to 100% on the one year anniversary of the date of grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALKALINE WATER COMPANY INC.

/s/ Richard A. Wright

Richard A. Wright

President, Chief Executive Officer and Director

April 6, 2021